SUPPLEMENT TO THE PROSPECTUS
THE AAL MUTUAL FUNDS
INSTITUTIONAL CLASS SHARES
DATED JULY 1, 2002

  Effective March 1, 2003, The AAL Mutual Funds Institutional shares will be available through the Allocation Advantage program. The Allocation Advantage program is a fee-based investment advisory service, which Thrivent Investment Management Inc. ("Thrivent Investment Mgt.") offers to persons who make an initial investment of $100,000. Lutheran participants in the Allocation Advantage program may purchase Institutional shares of any Fund by making an initial minimum investment of $5,000 for a non-IRA account and $1,000 for an IRA account. Thrivent Investment Mgt. will charge participants in the Allocation Advantage program a fee of $50.00 for any redemption of shares of a mutual fund that have been held in the participant's account for less than six months. However, if the redemption of shares is made through our Systematic Withdrawal Plan, Thrivent Investment Mgt. will charge the participant a fee of $5.00 for each such redemption. In addition, Thrivent Investment Mgt. will also charge a fee of $15.00 for any redemption from a participant's account of shares of a mutual fund that is not available through the Allocation Advantage program. The minimum investment required for additional purchases is $100 for Allocation Advantage program clients and $1,000 for other investors.

  Effective March 1, 2003, the required minimum initial investment and the minimum account size for The AAL Mutual Funds will be $500,000 and the minimum investment in any one Fund will be $50,000. The minimum initial investment and the minimum account size for Lutheran congregations will be $250,000, and the minimum investment in any one Fund will be $25,000. The minimum monthly investment amount for purchases through an Automatic Investment Plan will be $50 per account. You may combine your purchases of Class A, Class B and Institutional Class Shares of the Funds to meet these minimums. The minimums listed do not apply to Institutional shares purchased through the Allocation Advantage program.

  Effective January 1, 2003, Thrivent Investment Management Inc. ("Thrivent Investment Mgt.") will discontinue its voluntary waiver of a portion of the advisory fees for the Institutional Class shares of The AAL Bond Index, Mid Cap Index, Large Company Index and Money Market Funds. Also on January 1, 2003, Thrivent Investment Mgt.'s voluntary expense reimbursement for The AAL Small Cap Value Fund will be 0.50%.

  Effective January 1, 2003, the exchange privileges described on page 48 of the prospectus will allow you to exchange your Institutional Class shares for Institutional Class shares of the Lutheran Brotherhood Family of Funds.

  Effective January 1, 2003, the section of the prospectus under the heading "Pricing Funds' Shares" on page 44 is amended to include the following: The Board of Trustees of The AAL Mutual Funds has authorized Thrivent Financial for Lutherans ("Thrivent Financial") and certain other third parties to receive orders for the purchase and redemption of shares of the Funds.

The date of this Supplement is December 27, 2002.
Please include this Supplement with your prospectus.

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